SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               -------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                               -------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-5160382
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1 WALL STREET                                                              10286
NEW YORK, NEW YORK                                                    (Zip Code)
(Address of principal executive offices)

                                Michael Shepherd
                                General Counsel
                                One Wall Street
                                   15th Floor
                            New York, New York 10286
                               Tel: 212 635-6748

           (Name, address and telephone number of agent for service)

                               -------------------

                         PERMANENT FINANCING (NO.4) PLC
              (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                               (I.R.S. employer
(State or other jurisdiction of                              identification No.)
incorporation or organization)

Blackwell House
Guildhall Yard
London EC2V 5AE
England
                                                                      (Zip Code)
(Address of principal executive offices)

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          $1,500,000,000 SERIES 1 CLASS A FLOATING RATE NOTES DUE 2005
           $78,100,000 SERIES 1 CLASS B FLOATING RATE NOTES DUE 2042
           $56,500,000 SERIES 1 CLASS M FLOATING RATE NOTES DUE 2042
          $2,400,000,000 SERIES 2 CLASS A FLOATING RATE NOTES DUE 2009
           $59,900,000 SERIES 2 CLASS B FLOATING RATE NOTES DUE 2042
           $82,200,000 SERIES 2 CLASS M FLOATING RATE NOTES DUE 2042
           $82,200,000 SERIES 2 CLASS C FLOATING RATE NOTES DUE 2042
          $1,700,000,000 SERIES 3 CLASS A FLOATING RATE NOTES DUE 2024
           $75,800,000 SERIES 3 CLASS B FLOATING RATE NOTES DUE 2042
           $40,400,000 SERIES 3 CLASS M FLOATING RATE NOTES DUE 2042 $55,400,000 SERIES 3 CLASS C FLOATING RATE NOTES DUE 2042

                      (Title of the indenture securities)

                               -------------------


                                    GENERAL

ITEM 1. GENERAL INFORMATION

        FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

                Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045

                Federal Deposit Insurance Corporation, Washington, D.C., 20429.

                New York Clearing House Association New York, New York 10005

        (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                Yes.

ITEM 2. AFFILIATONS WITH THE OBLIGOR.
        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.


                                       2

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ITEM 16. LIST OF EXHIBITS

        LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
        ELIGIBILITY.

     EXHIBITS IDENTIFIED IN PARANTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE 'ACT') AND 17 C.F.R. 229.10(D)

        1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637)

        2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

        3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

        4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement. No. 33-31019)

        5.      Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051)

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8.      Not applicable.

        9.      Not applicable.


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                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 1 March, 2004


                                        THE BANK OF NEW YORK

                                         By: /s/ Kate Russell

                                                  [Signature]


                                       4

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                                                                       EXHIBIT 7

                              -------------------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286

                     And Foreign and Domestic Subsidiaries

a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances from depository
   institutions:
   Noninterest-bearing balances and currency
      coin........................................................    $4,257,371
   Interest-bearing balances......................................     6,048,782
Securities:
   Held-to-maturity securities....................................       373,479
   Available-for-sale securities..................................    18,918,169
Federal funds sold in domestic offices............................     6,689,000
Securities purchased under agreements to
   resell.........................................................     5,293,789
Loans and lease financing receivables:
   Loans and leases held for sale.................................       616,186
   Loans and leases, net of unearned
      income......................................................    38,342,282
   LESS: Allowance for loan and
      lease losses................................................       819,982
   Loans and leases, net of unearned
      income and allowance........................................    37,522,300
Trading Assets....................................................     5,741,193
Premises and fixed assets (including
   capitalized leases)............................................       958,273
Other real estate owned...........................................           441
Investments in unconsolidated subsidiaries
   and associated companies.......................................       257,626
Customers' liability to this bank on
   acceptances outstanding........................................       159,995
Intangible assets
   Goodwill.......................................................     2,554,921
   Other intangible assets........................................       805,938
Other assets......................................................     6,285,971
                                                                    ------------
Total assets......................................................   $96,483,434



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LIABILITIES
Deposits:
   In domestic offices............................................   $37,264,787
   Noninterest-bearing............................................    15,357,289
   Interest-bearing...............................................    21,907,498
   In foreign offices, Edge and Agreement
      subsidiaries, and IBFs......................................    28,018,241
   Noninterest-bearing............................................     1,026,601
   Interest-bearing...............................................    26,991,640
Federal funds purchased in domestic
   offices........................................................       739,736
Securities sold under agreements to
   repurchase.....................................................       465,594
Trading liabilities...............................................     2,456,565
Other borrowed money:
   (includes mortgage indebtedness and
   obligations under capitalized leases)..........................     8,994,708
Bank's liability on acceptances executed and
   outstanding....................................................       163,277
Subordinated notes and debentures.................................     2,400,000
Other liabilities.................................................     7,446,726
                                                                     -----------
Total liabilities.................................................   $87,949,634
                                                                     ===========
Minority interest in consolidated subsidiaries....................       519,472

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus........................................................             0
Common stock......................................................     1,135,284
Surplus...........................................................     2,056,273
Retained earnings.................................................     4,694,161
Accumulated other comprehensive income............................       128,610
Other equity capital components...................................             0
                                                                     -----------
Total equity capital..............................................     8,014,328
                                                                     -----------
Total liabilities minority interest and equity
   capital........................................................   $96,483,434
                                                                     ===========


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        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-
named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                                Thomas J. Mastro
                                           Senior Vice President and Comptroller


        We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi        --
Gerald L. Hassell       |             Directors
Alan R. Griffith       --